UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                      ------------------------------------

                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):       January 18, 2007
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                            Merrill Lynch & Co., Inc.
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             (Exact Name of Registrant as Specified in its Charter)

     Delaware                       1-7182                      13-2740599
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  (State or Other                 (Commission               (I.R.S. Employer
  Jurisdiction of                 File Number)             Identification No.)
   Incorporation)

4 World Financial Center, New York, New York                      10080
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(Address of Principal Executive Offices)                        (Zip Code)

Registrant's telephone number, including area code:          (212) 449-1000
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         (Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
---------------------------------------------------------

On January 18, 2007, Merrill Lynch & Co., Inc. (Merrill Lynch) announced its results of operations for the three-month period and fiscal year ended December 29, 2006. A copy of the related press release is filed as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference. A Preliminary Unaudited Earnings Summary, Reconciliation of "Non-GAAP" Measures and Segment Data for the three-month period and fiscal year ended December 29, 2006 and supplemental quarterly data for Merrill Lynch are filed as Exhibit 99.2 to this Form 8-K and are incorporated herein by reference.

This information furnished under this Item 2.02, including Exhibits 99.1 and 99.2, shall be considered "filed" for purposes of the Securities Exchange Act of 1934, as amended.


Item 9.01. Financial Statements and Exhibits.
---------------------------------------------

     (d)  Exhibits
          --------

     99.1 Press release dated January 18, 2007 issued by Merrill Lynch & Co.,
          Inc.

     99.2 Preliminary Unaudited Earnings Summary, Reconciliation of "Non-GAAP" Measures and Segment Data for the three-month period and fiscal year ended December 29, 2006 and supplemental quarterly and annual data.



                                      * * *


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


                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               MERRILL LYNCH & CO., INC.
                                       -----------------------------------------
                                                    (Registrant)



                                       By: /s/ Jeffrey N. Edwards
                                           -------------------------------------
                                           Jeffrey N. Edwards
                                           Senior Vice President and
                                           Chief Financial Officer



                                       By: /s/ Laurence A. Tosi
                                           -------------------------------------
                                           Laurence A. Tosi
                                           Senior Vice President and Finance
                                           Director Principal Accounting Officer



Date: January 18, 2007


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


                                  EXHIBIT INDEX
                                  -------------


Exhibit No.      Description                                               Page
-----------      -----------                                               ----

99.1             Press release dated January 18, 2007 issued by Merrill    5-12
                 Lynch & Co., Inc.

99.2             Preliminary Unaudited Earnings Summary, Reconciliation   13-20
                 of "Non-GAAP" Measures and Segment Data for the three-month period and fiscal year ended December 29, 2006 and supplemental quarterly and annual data.


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